[EXECUTION COPY]

                                                                    EXHIBIT 99.4


                 SECOND AMENDMENT AND WAIVER TO THE AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT


     This SECOND AMENDMENT AND WAIVER, dated as of August 6, 2002 (this "SECOND AMENDMENT"), to the Amended and Restated Loan and Security Agreement, dated as of March 2, 2001 (as amended, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), among PRIMESOURCE HEALTHCARE, INC., f/k/a LUXTEC CORPORATION, a Massachusetts corporation (the "BORROWER"), the guarantors party thereto (the "GUARANTORS"), and ARK CLO 2000-1, LIMITED, a Cayman Islands exempted company (the "LENDER"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, Guarantors and Lender are parties to the Credit Agreement;

     WHEREAS, the Guarantors have guaranteed the full and punctual payment when due, and the performance, of all liabilities, agreements and other obligations of the Borrower to Lender pursuant to separate Amended and Restated Unlimited Guaranties, each dated as of March 2, 2001 (collectively, as amended, supplemented or otherwise modified from time to time, the "GUARANTEE")

     WHEREAS, pursuant to a waiver letter dated June 28, 2001 (the "WAIVER LETTER"), the Lender waived certain Acknowledged Events of Default (as that term is defined in the Waiver Letter) under the Credit Agreement which have occurred during the period from March 2, 2001 through June 30, 2001;

     WHEREAS, pursuant to the First Amendment to the Amended and Restated Loan and Security Agreement dated as of August 31, 2001 (the "FIRST AMENDMENT"), the parties amended certain provisions of the Credit Agreement as specified therein;

     WHEREAS, pursuant to the Forbearance and Waiver dated as of May 14, 2002 (the "FORBEARANCE"), the Lender agreed to (i) forbear from taking any Enforcement Actions in respect of the Outstanding Indebtedness as a result of an Existing Default (as such terms are defined in the Forbearance) under the Credit Agreement and (ii) further agreed to defer the balloon payment of the Term Loan until July 31, 2002;

     WHEREAS, the Borrower and Guarantors have requested that (i) the Lender agree to waive the Existing Default and (ii) further amend, to the extent set forth herein, the Credit Agreement;


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     WHEREAS,  the Lender is willing  to agree to waive such  defaults  and make such additional amendments to the Credit Agreement, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     1. WAIVER OF DEFAULTS; CONSENT TO TRANSACTIONS. Subject to the terms and conditions set forth herein, Lender hereby irrevocably waives the Existing Default as of the date hereof. This waiver of the Existing Default is limited as specified herein and shall not constitute a modification, amendment or waiver of any provision of the Credit Agreement (other than as expressly provided for herein) or constitute a course of dealing between the parties. In addition, Lender hereby irrevocably consents to the Borrower entering into and consummating the transactions contemplated by (i) the Exchange and Conversion Agreement, dated as of August 6, 2002, between the Borrower and certain of its stockholders thereto and (ii) the Purchase Agreement, dated as of August 6, 2002, between the Borrower and certain of its stockholders thereto (including without limitation consenting to the application of the net equity proceeds from such transactions in accordance with Schedule 1 attached hereto).

     2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

          (1) AMENDMENT OF SECTION 1.01.


               (i) The  definition of "APPLICABLE  MARGIN"  contained in Section
          1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                    "APPLICABLE MARGIN: means with respect to the Equipment Loan 1%, with respect to the Term Loan 0.50%, and with respect to Revolving Credit Loan 3%."

               (ii) The definition of "BORROWING BASE" contained in Section 1.01 of the Credit Agreement is hereby amended by replacing subsection (i) of the definition with the following:

                    "(i) $1,275,000.00; or".

          (2) AMENDMENT OF SECTION 2.02. Section 2.02(a) of the Credit Agreement is hereby amended as follows:


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               (i) The  definition  of the term "Loan  Termination  Date" in the third sentence of Section 2.02(a) is hereby amended by deleting the reference to "March 31, 2005" and replacing it with "December 31, 2003".

               (ii) The definition of the term "Revolving Credit Loans" in the third sentence of Section 2.02(a) is hereby amended by deleting the reference to "$2,500,000.00" and replacing it with "$1,275,000.00".

               (1)  Section  2.02(b)(ii)  is hereby  amended  by  deleting  such section in its entirety and replacing it with the following:

                    "(ii) No material adverse change has occurred in the business prospects, financial condition, or results of operations of the Borrower and the Guarantors since the most recently delivered Borrowing Base Certificate from the Borrower to the Lender;".

          (3) NEW SECTION 2.10. Section 2 of the Credit Agreement is hereby amended by adding the following new Section 2.10 immediately after Section
     2.09 therein to read as follows:

                    "Section 2.10 Method of Payment.

                    Notwithstanding anything to the contrary herein, all payments which are owed, due or otherwise required to be made by Borrower pursuant the terms of this Agreement shall be made by wire transfer to the Lender as follows:

                            Chase Manhattan Bank Texas
                            Houston, Texas
                            ABA # 113000609
                            A/C:     00102619468
                            BNF Name:   Wires Clearing- Asset Backed Securities
                            BNF Address: Chase Tower Houston, Houston, TX
                            FFC:  Ark CLO 2000-1  / A/C#5503001-23618
                            OBI: Judith Drummond /Luxtec".


          (4) AMENDMENT OF SECTION 5.01. Section 5.01(h) of the Credit Agreement is hereby amended by deleting the second sentence of subsection (h) therein in its entirety.

          (5) AMENDMENT OF SECTION 6.01.


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               (i) Section 6.01(b) of the Credit  Agreement is hereby amended by adding the following new subsections  (xi) and (xii) after  subsection
          (x) therein to read as follows:

                    "(xi) By August 15th of each fiscal year, so long as any of the obligations remain unsatisfied or any commitments hereunder remain outstanding, Borrower's forecasted (A) balance sheets, (B) profit and loss statements, and (C) cash flow statements, all prepared on a basis consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions (collectively, the "Projections") covering the next succeeding fiscal year of the Borrower, which forecasted financial statements are based on good faith estimates and assumptions believed to be reasonable at the time made, all in form and substance (including as to scope and underlying assumptions) reasonably satisfactory to Lender.

                    (xii) By January 15th of each calendar year, so long as any of the obligations remain unsatisfied or any commitments hereunder remain outstanding, Borrower's Projections for such calendar year."

               (ii) Section 6.01(g) of the Credit Agreement is hereby amended by deleting all references to and tests for the years 2004 and 2005.

               (1) Section 6.01(h) of the Credit Agreement is hereby amended by deleting the figure "$300,000" set forth in the second line thereof and replacing it with "$400,000".

          (6) AMENDMENT OF SECTION 6.02. Section 6.02(g)(7) of the Credit Agreement is hereby amended by deleting the reference to "Section 6.01(k)" therein and replacing it with "Section 6.02(k)".

          (7) AMENDMENT OF SECTION 10.05. Section 10.05(A) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

               "(A) If to the Borrower
                     or any Guarantor:     PrimeSource Healthcare, Inc.
                                           3700 E. Columbia Street
                                           Tucson, AZ 85714
                                           Attention: Chief Financial Officer".


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     3.  EFFECTIVENESS.  This Second  Amendment shall become effective as of the date of receipt by the Lender of (a) counterparts of this Second Amendment executed by the Borrower and Guarantors, (b) a copy of a waiver or any other document executed by Citizens Bank of Massachusetts ("CITIZENS") waiving or otherwise certifying that Citizens has waived all Defaults and Events of Defaults as of the date hereof under the Amended and Restated Credit Agreement dated June 14, 1999 among PrimeSource Surgical, Inc., Bimeco, Inc., Medial Companies Alliance, Inc., Douglas Medical Inc. and State Street Bank and Trust Company, as amended (the "SURGICAL CREDIT AGREEMENT") or that as of the date hereof no Defaults or Events of Default exist under the Surgical Credit
Agreement, (c) payment of the outstanding Term Loan balance in the amount of $150,000, (d) payment of an amendment fee in the amount of $25,000 and (e) payment of all fees and expenses (including attorneys' fees) and out-of-pocket expenses of the Lender that are due and payable from the Borrower to the Lender in accordance with Section 10.04 of the Credit Agreement, including but not limited to all such amounts incurred in connection with this Second Amendment.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower and each Guarantor hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 5 of the Credit Agreement, as amended by this Second Amendment, except to the extent such representations and warranties relate to an earlier date. To induce the Lender to enter into this Second Amendment, the Borrower and each Guarantor individually and collectively represents and warrants that:

          (1) After giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

          (2) There exist no cause of action, offsets, claims, counterclaims or defenses against Lender with respect to the obligations under the Credit Agreement or any Collateral Document.

          (3) Except for Permitted Liens, Lender has valid, continuing and duly perfected first and prior liens on and first priority security interest in the Collateral, including but not limited to each of the patents and trademarks listed on the Patent and Trademark Assignments, and, except as set forth on Schedule 2 attached hereto, Borrower has not filed any new patents or trademarks with the United States Department of Commerce Patent and Trademark Office since the Closing.

          (4) It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

          (5) This Second Amendment has been duly executed and delivered by each of Borrower and Guarantor and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar


                                       -5-

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     laws affecting  creditors' rights generally and (ii) general  principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).


          (6) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower and Guarantor of this Second Amendment.

     5. NEW PATENTS AND TRADEMARKS. To the extent any of the patents or trademarks listed on Schedule 2 have not been previously assigned to the Lender, Borrower agrees to use its best efforts to promptly assign or grant a security interest in (as requested by the Lender) such patents and/or trademarks to the Lender.

     6. RELEASE. The Borrower and Guarantors each hereby release the Lender and the Lender's respective subsidiaries, affiliates, members, partners, officers, employees, representatives, agents, managers, counsel, directors, successors and assigns, both present and former, from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act in connection with the Credit Agreement on or prior to the date hereof.

     7. CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Second Amendment shall not constitute an amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower (unless expressly referred to herein) that would require a waiver or consent of the Lender. Except for the express waiver, consent and amendments herein, all the terms, provisions and conditions of the Credit Agreement are and shall remain unchanged and shall continue in full force and effect.

     8. CONTINUING GUARANTY. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Second Amendment and consents to the provisions of this Second Amendment. Each Guarantor hereby confirms that the Guarantee will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all obligations of such Guarantor in respect of the obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement and other related documents executed in connection therewith.

     9. SUCCESSORS AND ASSIGNS; COUNTERPARTS. The terms of this Second Amendment shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Second Amendment may be executed by telecopy in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same document. Transmission

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


by telecopier of an executed counterpart of this Second Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. Each fully executed counterpart of this Second Amendment shall be deemed to be a duplicate original.

     10.  GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
          -------------
THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                      [Signatures on the following pages.]

     Each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.



BORROWER:                                    PRIMESOURCE HEALTHCARE, INC., f/k/a
--------
                                             LUXTEC CORPORATION
                                               a Massachusetts corporation


                                             By: /s/  Bradford C. Walker
                                                -------------------------------
                                                  Name:  Bradford C. Walker
                                                  Title:    President

GUARANTORS:                                  FIBER IMAGING TECHNOLOGIES, INC.,
----------
                                               a Massachusetts corporation


                                             By: /s/  Bradford C. Walker
                                                -------------------------------
                                                  Name:  Bradford C. Walker
                                                  Title:    President

                                             CATHTEC INCORPORATED,
                                              a Massachusetts corporation


                                             By: /s/  Bradford C. Walker
                                                -------------------------------
                                                  Name: Bradford C. Walker
                                                  Title:   President

                                             CARDIODYNE, INC.,
                                               a Massachusetts corporation


                                             By: /s/  Bradford C. Walker
                                                -------------------------------
                                                  Name:  Bradford C. Walker
                                                  Title:    President

LENDER:                                      ARK CLO 2000-1, LIMITED
------

                                             By:  Patriarch Partners, LLC,
                                                  its Collateral Manager


                                             By: /s/  Lynn Tilton
                                             -------------------------------
                                                 Name:  Lynn Tilton
                                                 Title: Manager

                                   SCHEDULE 1
                      to the Second Amendment and Waiver to
              the Amended and Restated Loan and Security Agreement




                             (See Attached Schedule)

                                   SCHEDULE 2
                      to the Second Amendment and Waiver to
              the Amended and Restated Loan and Security Agreement

                       LIST OF NEW PATENTS AND TRADEMARKS



PATENTS
-------
Patent No. 6258037 for blood pressure monitoring in noisy environments issued July 10, 2001.